LEGG MASON PARTNERS INVESTMENT FUNDS, INC.

Sub-Item 77C

Registrant incorporates by reference
Registrant's Proxy Statement Pursuant to
Section 14a filed on October 30, 2006.
(Accession No. 0001193125-06-217930)